[Date]

TO EACH HOLDER OF OPTIONS
TO PURCHASE SHARES OF SERIES
A PREFERRED STOCK OF BUILDING
MATERIALS CORPORATION OF AMERICA

Dear Optionee:

     Reference is made to the Option Agreement dated September 13, 1996, as previously amended by amendment dated June 27, 1997 (the "Agreement"), pursuant to which you were granted an option to purchase shares of Series A Cumulative Redeemable Convertible Preferred Stock of Building Materials Corporation of America.

     The Agreement is hereby amended as follows:

     1. The first sentence of Section 1(b) of the Agreement is hereby amended to read in its entirety as follows:

     "The Option shall vest and become exercisable as to 20% of the Preferred Shares on December 31 in each of the years 1996 through 2000, in each case to the extent you are employed by the Company or its subsidiaries on such date; provided that (i) if your employment with the Company and its subsidiaries should terminate as a direct result of a divestiture (whether because you are employed by the business which is sold, your position is eliminated as a result of the divestiture or otherwise) or (ii) if, after a Change of Control of the Company, your employment with the Company and its subsidiaries (x) should be terminated by the Company other than for cause, (y) is terminated as a result of your death or permanent disability, or (z) is terminated by you for "good reason", the unvested portion of the Option shall become vested on the date of your termination. You shall be deemed to terminate your employment for "good reason" if you do so as a result of a change or changes in the terms of your employment that are materially adverse to you, including with respect to your salary and bonus, level of responsibility or geographic location of employment."

     2. The first sentence of Section 1(c) of the Agreement is hereby amended to read in its entirety as follows:

     "The Option will terminate on the earliest of (i) December 31, 2004,
     (ii) 30 days after the termination of your employment with the Company and its subsidiaries for any reason other than your death or permanent disability or (iii) one year after the termination of your employment with the Company and its subsidiaries as a result of your death or permanent disability."

     3. Section 1(d) of the Agreement is hereby amended to read in its entirety as follows:

     "Notwithstanding anything to the contrary contained in this Agreement, in the event the Company or its parent engages in a public offering of the common stock of the Company (an "IPO"), (i) you will be entitled to receive from the Company, on each vesting date set forth in Section 1(b) (or, within five days after consummation of the IPO, in the case of the unexercised portion, if any, of the Option which is vested as of the date of consummation of the IPO), an amount in cash equal to the amount by which Book Value (as defined in Section 3(c)) of the Common Shares issuable upon conversion of the Preferred Shares subject to the portion of the Option which vests (or, in the case described in the immediately preceding parenthetical, is vested) on such date, determined as of the end of the calendar quarter immediately preceding the consummation of the IPO, exceeds the aggregate exercise price of such portion of the Option, and (ii) the Company will endeavor to grant you options to purchase shares of the Company's Common Stock which, together with the rights to receive cash described in clause
     (i) above, provide equivalent economic value to the Options granted to you pursuant to this Agreement that are unexercised as of the date of consummation of the IPO. Such new stock options will vest on the vesting schedule provided in Section 1(b) of this Agreement and will be granted under a stock option plan which is appropriate, in the judgment of the Board of Directors of the Company, for a public company. Your right to receive cash, and to exercise such new stock options, will be subject to the conditions to vesting set forth in
     Section 1(b), including the proviso to the first sentence thereof. Following consummation of the IPO, this Agreement (other than Section 3(d) and this Section 1(d)) shall have no further force and effect."

     4. The first two sentences of Section 3(c) of the Agreement are hereby amended to read in its entirety as follows, and a comparable change shall be made to the first sentence of the definition of Book Value contained in Section 2(f) of the Certificate of Designation:

          "For purposes of this Agreement, 'Book Value' shall mean, as of any date of determination, (x) the sum of (i) the combined shareholder's equity of the Company and U.S. Intec, Inc. as of December 31, 1995 determined in accordance with generally accepted accounting principles, (ii) the cumulative consolidated net income or loss of the Company (treating U.S. Intec Holdings Inc. as a wholly-owned subsidiary of the Company for all periods) for the period January 1, 1996 through the date of determination and (iii) the cumulative operating income (or loss), net of an amount equal to imputed income taxes on such operating income calculated at the same tax rate as is accrued as an expense by the Company in its income statement for the applicable period, of GAF Fiberglass Corporation ("GAF Fiberglass") for the period January 1, 1997 through the date of determination, and adding back (A) the charge to shareholder's equity relating to the assumption by the Company of certain asbestos-related liabilities of GAF Building Materials Corporation in connection with the Company's formation and (B) the reduction in shareholder's equity resulting from purchases of the capital stock of GAF Corporation ("GAF") by persons who participated in promoting the management buy-out of GAF in March 1989 (the "Acquisition") (predecessor cost basis adjustment), and excluding, to the extent occurring after December 31, 1995, (1) nonrecurring non-operating losses and nonrecurring non-operating gains, including any further charge relating to asbestos-related liabilities, (2) net gains or losses in respect of dispositions of assets by the Company other than in the ordinary course of business, (3) any dividends or distributions paid to the holders of the Company's capital stock, (4) any capital contributions made to the Company by its stockholders, (5) any amounts received by the Company for shares of its capital stock (including from the exercise of options or warrants to purchase capital stock or from the conversion into capital stock of convertible debt or convertible preferred stock) and (6) any charges relating to amortization of goodwill and other intangibles arising from the Acquisition divided by (y) 1,000,010. There shall be deducted from Book Value an amount equal to a 15% per annum charge on the aggregate capital contributions made to the Company by its stockholders during the period commencing October 1, 1997 and ending with the date of determination (the "Period"), amounts received by the Company during the Period for shares of its capital stock and, to the extent not actually charged to the Company, on the outstanding principal amount of loans and other advances made to the Company by affiliates (excluding subsidiaries of the Company) during the Period. There shall be added to Book Value a 15% per annum credit on the aggregate dividends or distributions made by the Company to its stockholders during the Period and, to the extent not actually charged to the borrower, on the outstanding principal amount of loans and other advances made by the Company to affiliates (excluding subsidiaries of the Company) during the Period. Any adjustments to Book Value (including the 15% charge and credit referred to in the preceding two sentences) shall include the tax effects, if any, associated therewith."

     5. Section 3(c) of the Agreement is hereby amended to add the following at the end thereof, and a comparable change shall be made to the definition of Book Value contained in Section 2(f) of the Certificate of Designations:

     "The 'Nashville Facility' shall mean the Nashville, Tennessee manufacturing facility of GAF Fiberglass."

     6. Section 4(b) of the Agreement is hereby amended to read in its entirety as follows:

     "In each calendar year you may, at your option, exercisable by notice delivered to the Company on or before March 31 of that year, elect to sell and, upon the giving of the notice, the Company shall be obligated to purchase and you shall be obligated to sell as many Common Shares owned by you as you may elect to sell, at their Book Value determined as of the last day of the preceding calendar year, provided that you owned the Preferred Shares which were converted into such Common Shares on or before June 30 of the preceding calendar year."

     7. Section 4(d) of the Agreement is hereby amended to read in its entirety as follows:

     "If you exercise the Option in whole or in part, convert Preferred Shares received upon exercise into Common Shares and exercise your right to sell such Common Shares to the Company as provided in Section 4(a) or 4(b), the Company will reimburse you for all interest accrued, during the period commencing with the date of exercise of your right under Section 4(a) or 4(b) and ending with the date of purchase by the Company of your Common Shares, on any loan that financed the purchase of your Preferred Shares, provided that the terms of the loan and the lender are reasonably satisfactory to the Company. Such interest will be paid by the Company when the interest is payable to the lender. The Company will introduce you to lenders who the Company believes will be willing to provide financing for exercise of the Options."

     8. Section 4(e) of the Agreement is hereby amended to read in its entirety as follows:

     "As used herein, the "Put/Call Period" shall mean the 30-day period commencing with the later of (i) the date which is six months after the date on which you exercised the Option to purchase the Preferred Shares which were converted into the applicable Common Shares or (ii) the Termination Date."

     9. Section 2(a) of the Certificate of Designation shall be amended to replace "$2.00" with "$1.50" in the fourth and eight lines thereof.

     In all other respects, the Agreement shall remain in full force and effect.

     Capitalized terms used herein which are not defined shall have the meanings ascribed to them in the Agreement.

     Please sign the enclosed copy of this letter to indicate your agreement to the foregoing.


                                          Sincerely,

                                          BUILDING MATERIALS
                                            CORPORATION OF AMERICA

                                          By:  _________________________

AGREED:

----------------------------

                                                                          [Date]

TO EACH HOLDER OF OPTIONS
TO PURCHASE SHARES OF SERIES
A PREFERRED STOCK OF BUILDING
MATERIALS CORPORATION OF AMERICA

Dear Optionee:

     Reference is made to the Option Agreement dated July 1, 1997 (the "Agreement") pursuant to which you were granted an option to purchase shares of Series A Cumulative Redeemable Convertible Preferred Stock of Building Materials Corporation of America.

     The Agreement is hereby amended as follows:

     1. The first sentence of Section 1(b) of the Agreement is hereby amended to read in its entirety as follows:

     "The Option shall vest and become exercisable as to 20% of the Preferred Shares on June 30 in each of the years 1998 through 2002, in each case to the extent you are employed by the Company or its subsidiaries on such date; provided that (i) if your employment with the Company and its subsidiaries should terminate as a direct result of a divestiture (whether because you are employed by the business which is sold, your position is eliminated as a result of the divestiture or otherwise) or (ii) if, after a Change of Control of the Company, your employment with the Company and its subsidiaries (x) should be terminated by the Company other than for cause, (y) is terminated as a result of your death or permanent disability, or (z) is terminated by you for "good reason", the unvested portion of the Option shall become vested on the date of your termination. You shall be deemed to terminate your employment for "good reason" if you do so as a result of a change or changes in the terms of your employment that are materially adverse to you, including with respect to your salary and bonus, level of responsibility or geographic location of employment."

     2. The first sentence of Section 1(c) of the Agreement is hereby amended to read in its entirety as follows:

     "The Option will terminate on the earliest of (i) June 30, 2006, (ii) 30 days after the termination of your employment with the Company and its subsidiaries for any reason other than your death or permanent disability or (iii) one year after the termination of your employment with the Company and its subsidiaries as a result of your death or permanent disability."

     3. Section 1(d) of the Agreement is hereby amended to read in its entirety as follows:

     "Notwithstanding anything to the contrary contained in this Agreement, in the event the Company or its parent engages in a public offering of the common stock of the Company (an "IPO"), (i) you will be entitled to receive from the Company, on each vesting date set forth in Section 1(b) (or, within five days after consummation of the IPO, in the case of the unexercised portion, if any, of the Option which is vested as of the date of consummation of the IPO), an amount in cash equal to the amount by which Book Value (as defined in Section 3(c)) of the Common Shares issuable upon conversion of the Preferred Shares subject to the portion of the Option which vests (or, in the case described in the immediately preceding parenthetical, is vested) on such date, determined as of the end of the calendar quarter immediately preceding the consummation of the IPO, exceeds the aggregate exercise price of such portion of the Option, and (ii) the Company will endeavor to grant you options to purchase shares of the Company's Common Stock which, together with the rights to receive cash described in clause
     (i) above, provide equivalent economic value to the Options granted to you pursuant to this Agreement that are unexercised as of the date of consummation of the IPO. Such new stock options will vest on the vesting schedule provided in Section 1(b) of this Agreement and will be granted under a stock option plan which is appropriate, in the judgment of the Board of Directors of the Company, for a public company. Your right to receive cash, and to exercise such new stock options, will be subject to the conditions to vesting set forth in
     Section 1(b), including the proviso to the first sentence thereof. Following consummation of the IPO, this Agreement (other than Section 3(d) and this Section 1(d)) shall have no further force and effect."

     4. The first two sentences of Section 3(c) of the Agreement are hereby amended to read in its entirety as follows, and a comparable change shall be made to the first sentence of the definition of Book Value contained in Section 2(f) of the Certificate of Designation:

     "For purposes of this Agreement, 'Book Value' shall mean, as of any date of determination, (x) the sum of (i) the combined shareholder's equity of the Company and U.S. Intec, Inc. as of December 31, 1995 determined in accordance with generally accepted accounting principles, (ii) the cumulative consolidated net income or loss of the Company (treating U.S. Intec Holdings Inc. as a wholly-owned subsidiary of the Company for all periods) for the period January 1, 1996 through the date of determination and
          (iii) the cumulative operating income (or loss), net of an amount equal to imputed income taxes on such operating income calculated at the same tax rate as is accrued as an expense by the Company in its income statement for the applicable period, of GAF Fiberglass Corporation ("GAF Fiberglass") for the period January 1, 1997 through the date of determination, and adding back (A) the charge to shareholder's equity relating to the assumption by the Company of certain asbestos-related liabilities of GAF Building Materials Corporation in connection with the Company's formation and (B) the reduction in shareholder's equity resulting from purchases of the capital stock of GAF Corporation ("GAF") by persons who participated in promoting the management buy-out of GAF in March 1989 (the "Acquisition") (predecessor cost basis adjustment), and excluding, to the extent occurring after December 31, 1995, (1) nonrecurring non-operating losses and nonrecurring non-operating gains, including any further charge relating to asbestos-related liabilities, (2) net gains or losses in respect of dispositions of assets by the Company other than in the ordinary course of business, (3) any dividends or distributions paid to the holders of the Company's capital stock,
          (4) any capital contributions made to the Company by its stockholders, (5) any amounts received by the Company for shares of its capital stock (including from the exercise of options or warrants to purchase capital stock or from the conversion into capital stock of convertible debt or convertible preferred stock) and (6) any charges relating to amortization of goodwill and other intangibles arising from the Acquisition divided by (y) 1,000,010. There shall be deducted from Book Value an amount equal to a 15% per annum charge on the aggregate capital contributions made to the Company by its stockholders during the period commencing October 1, 1997 and ending with the date of determination (the "Period"), amounts received by the Company during the Period for shares of its capital stock and, to the extent not actually charged to the Company, on the outstanding principal amount of loans and other advances made to the Company by affiliates (excluding subsidiaries of the Company) during the Period. There shall be added to Book Value a 15% per annum credit on the aggregate dividends or distributions made by the Company to its stockholders during the Period and, to the extent not actually charged to the borrower, on the outstanding principal amount of loans and other advances made by the Company to affiliates (excluding subsidiaries of the Company) during the Period. Any adjustments to Book Value (including the 15% charge and credit referred to in the preceding two sentences) shall include the tax effects, if any, associated therewith."

     5. Section 3(c) of the Agreement is hereby amended to add the following at the end thereof, and a comparable change shall be made to the definition of Book Value contained in Section 2(f) of the Certificate of Designations:

          "The 'Nashville Facility' shall mean the Nashville, Tennessee manufacturing facility of GAF Fiberglass."

     6. Section 4(b) of the Agreement is hereby amended to read in its entirety as follows:

          "In each calendar year you may, at your option, exercisable by notice delivered to the Company on or before March 31 of that year, elect to sell and, upon the giving of the notice, the Company shall be obligated to purchase and you shall be obligated to sell as many Common Shares owned by you as you may elect to sell, at their Book Value determined as of the last day of the preceding calendar year, provided that you owned the Preferred Shares which were converted into such Common Shares on or before June 30 of the preceding calendar year."

     7. Section 4(d) of the Agreement is hereby amended to read in its entirety as follows:

          "If you exercise the Option in whole or in part, convert Preferred Shares received upon exercise into Common Shares and exercise your right to sell such Common Shares to the Company as provided in Section 4(a) or 4(b), the Company will reimburse you for all interest accrued, during the period commencing with the date of exercise of your right under Section 4(a) or 4(b) and ending with the date of purchase by the Company of your Common Shares, on any loan that financed the purchase of your Preferred Shares, provided that the terms of the loan and the lender are reasonably satisfactory to the Company. Such interest will be paid by the Company when the interest is payable to the lender. The Company will introduce you to lenders who the Company believes will be willing to provide financing for exercise of the Options."

     8. Section 4(e) of the Agreement is hereby amended to read in its entirety as follows:

          "As used herein, the "Put/Call Period" shall mean the 30-day period commencing with the later of (i) the date which is six months after the date on which you exercised the Option to purchase the Preferred Shares which were converted into the applicable Common Shares or (ii) the Termination Date."

     9. Section 2(a) of the Certificate of Designation shall be amended to replace "$2.00" with "$1.50" in the fourth and eight lines thereof.

          In all other respects, the Agreement shall remain in full force and effect.

     Capitalized terms used herein which are not defined shall have the meanings ascribed to them in the Agreement.

     Please sign the enclosed copy of this letter to indicate your agreement to the foregoing.


                                               Sincerely,

                                               BUILDING MATERIALS
                                                 CORPORATION OF AMERICA

                                               By:  _________________________


AGREED:

----------------------------